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                                                                    EXHIBIT 99.2

This is a form of a material change report required under Section 85(1) of the Securities Act and Section 151 of the Securities Rules.


                                     FORM 27

                                 SECURITIES ACT


              MATERIAL CHANGE REPORT UNDER SECTION 85(1) OF THE ACT


NOTE: This form is intended as a guideline. A letter or other document may be used if the substantive requirements of this form are complied with.

NOTE: Every report required to be filed under Section 85(1) of the Act shall be sent to the Commission in an envelope addressed to the Commission and marked "Continuous Disclosure".

NOTE: WHERE THIS REPORT IS FILED ON A CONFIDENTIAL BASIS PUT AT THE BEGINNING OF THE REPORT IN BLOCK CAPITALS "CONFIDENTIAL -- SECTION 85", AND EVERYTHING THAT IS REQUIRED TO BE FILED SHALL BE PLACED IN AN ENVELOPE ADDRESSED TO THE SECRETARY OF THE COMMISSION MARKED "CONFIDENTIAL".

Item 1.   Reporting Issuer

          WSI Interactive Corp.

Item 2.   Date of Material Change

          May 19, 2000

Item 3.   Press Release

          The press release was issued on May 19, 2000 and disseminated through Canada News Wire and BC Emergis.

Item 4.   Summary of Material Change

          WSi Interactive Corporation is pleased to announce its business alliance with Nurv Media Corp, a private corporation based in California. WSi has previously acquired an interest in Nurv for $US250,000



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Item 5.   Full Description of Material Change

          WSi Interactive Corporation is pleased to announce its business alliance with Nurv Media Corp, a private corporation based in California. WSi has previously acquired an interest in Nurv for $US250,000.

          Nurv Media, headed by Jim Sanderson, has been utilizing new rich media technologies to develop web environments that entertain, inform and stimulate niche markets -- an area of the Internet both management teams believe to be growing at an extremely fast pace.

          Nurv Media's producers and developers bring a knowledge and history of media campaigns to this alliance, having in the past provided solutions for Adobe, Hewlett Packard, Sutter Health Systems, and Cal Trans. In addition, Nurv Media has brought together individuals who have previously been with or provided services to many Fortune 1000 companies, including Intel, Apple Computer, Mattel, and Seagate Technology, as well as the E.P.A and other government agencies.

          WSi's strategy is to combine Nurv's rich media web solutions with resources and infrastructure from WSi, allowing NURV the ability to ramp up its technical resources without the time and cost associated with building a serious back end.

          "This alliance, enhanced by the complementary capabilities of WSi's various divisions, increases our range of contacts and clients," states WSi President Theo Sanidas. "Working with and through Jim and Nurv Media provides us with an important content aspect for our broadband initiative. This investment further demonstrates our commitment to rich media and the convergence movement, which is the future of the Internet."

Item 6.   Reliance on Section 85(2) of the Act

          Nothing in this form is required to be maintained on a confidential basis.

Item 7.   Omitted Information

          Not applicable.

Item 8.   Senior Officer

          James L. Harris, Secretary

          Telephone No. (604) 609-3068



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Item 9.   Statement of Senior Officer

          The foregoing accurately discloses the material change referred to herein.


DATED this 19th day of May, 2000               WSI Interactive Corp.


                                               By: /s/ James L. Harris
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                                                       James L. Harris

                                               Secretary
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                                               (Official Capacity)